Exhibit 10.2

NATIONSTAR AGENCY ADVANCE FUNDING TRUST,
as Issuer,
THE BANK OF NEW YORK MELLON,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary,
and
BARCLAYS BANK PLC,
as Administrative Agent

and
CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

and consented to by:

BARCLAYS BANK PLC

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

and

GIFS CAPITAL COMPANY, LLC

as Noteholders of the Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes
AMENDMENT NO. 5
dated as of January 30, 2015
to the
SERIES 2013-VF1 INDENTURE SUPPLEMENT
dated as of January 31, 2013
to the
FOURTH AMENDED AND RESTATED INDENTURE,
dated as of January 31, 2013
NATIONSTAR AGENCY ADVANCE FUNDING TRUST, ADVANCE RECEIVABLES BACKED NOTES, SERIES 2013-VF1

Amendment No. 5 TO SERIES 2013-VF1 INDENTURE SUPPLEMENT
This Amendment No. 5, dated as of January 30, 2015 (this “Amendment”), to the Series 2013-VF1 Indenture Supplement, dated as of January 31, 2013 (as amended by that certain Amendment No. 1, dated as of May 21, 2013, as further amended by that certain Amendment No. 2, dated as of October 15, 2013, as further amended by that certain Amendment No. 3, dated as of October 14, 2014, as further amended by that certain Amendment No. 4, dated as of January 27, 2015, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Indenture Supplement”) to that certain Fourth Amended and Restated Indenture, dated as of January 31, 2013 (as amended by that certain Amendment No. 1, dated as of April 22, 2014 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), is entered into by and among NATIONSTAR AGENCY ADVANCE FUNDING TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), and as securities intermediary (the “Securities Intermediary”), NATIONSTAR MORTGAGE LLC, a Delaware limited liability company (“Nationstar”), BARCLAYS BANK PLC (“Barclays”), as administrative agent and CREDIT SUISSE AG, NEW YORK BRANCH, as administrative agent (each of Barclays and Credits Suisse, the “Administrative Agent”) and consented to by Barclays, as Noteholder of the Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes (collectively, the “Notes”) issued pursuant to the Indenture Supplement, GIFS CAPITAL COMPANY, LLC (“GIFS”), as Noteholder of the Notes and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as Noteholder of the Notes (each of Barclays, GIFS and CSCIB in such capacity, a “Noteholder” and collectively, the “Noteholders”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Indenture or the Indenture Supplement, as applicable.
WHEREAS, Section 12.2 of the Indenture provides, among other things, that subject to the terms and provisions of each Indenture Supplement with respect to any amendment of such Indenture Supplement, the parties to the Indenture may at any time enter into an amendment to the Indenture, including any Indenture Supplement, with prior notice to the Note Rating Agency and the consent of Noteholders of more than 50% (by Class Invested Amount) of each Series or Class of Notes affected by such amendment of the Indenture, including any Indenture Supplement, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture, of modifying in any manner the rights of the Holders of the Notes of each such Series or Class under the Indenture or any Indenture Supplement, upon delivery of an Issuer Tax Opinion and, pursuant to Section 12.3 of the Indenture, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, however, that no such amendment will modify any of the enumerated provisions set forth in Section 12.2 without the consent of the Noteholder of each Outstanding Note affected thereby;
WHEREAS, Section 12(b) of the Indenture Supplement provides that notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Indenture, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Indenture may, without the consent of

100% of the Series 2013-VF1 Notes, supplement, amend or revise any term or provision of the Indenture Supplement;
WHEREAS, Section 12(c) of the Indenture Supplement provides that notwithstanding any provisions to the contrary in Article XII of the Indenture or Section 12 of the Indenture Supplement, no supplement or amendment entered into with respect to the Indenture Supplement is effective without the consent of 100% of the Noteholders of the Series 2013-VF1 Notes;
WHEREAS, the parties hereto desire to amend the Indenture Supplement as described below to increase the Maximum VFN Principal Balances and adjust the related Note Maximum Principal Balances of the Notes;
WHEREAS, this Amendment is not effective until the execution and delivery of this Amendment by the parties hereto and the delivery of the Issuer Tax Opinion and the Authorization Opinion;
WHEREAS, the Noteholders collectively own 100% of the Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes, which are the only Outstanding Notes issued pursuant to the Indenture Supplement; and
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to the Indenture Supplement. Subject to the satisfaction of the conditions precedent in Section 4 below, the following amendments shall occur with respect to the enumerated sections and provisions of the Indenture Supplement:

(a)Section 2 of the Indenture Supplement is hereby amended by deleting the definition of “Maximum VFN Principal Balance” in its entirety and replacing it with the following:

“Maximum VFN Principal Balance” means, (i) for Class A-VF1, $1,061,835,999, (ii) for Class B-VF1, $65,512,000, (iii) for Class C-VF1, $35,674,001, and (iv) for Class D-VF1, $36,978,000 or, in the case of each such Class on any date, a lesser amount calculated pursuant to a written agreement between the Servicer, the Administrator and each Administrative Agent.

(b)    Exhibit A of the Indenture Supplement is hereby amended by deleting such Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

Section 2.Noteholder Consent.

In its capacity as Note Registrar, the Indenture Trustee confirms that the Note Register reflects that collectively Barclays, GIFS and CSCIB as the sole Noteholders of all Notes currently Outstanding under the Indenture Supplement. Such Noteholders’ consent to the terms of this Amendment is evidenced by its signature hereto.

Section 3.    Increase of Maximum VFN Principal Balance and Note Maximum Principal Balance. The parties hereto agree that the amendments contained in this Amendment to increase the Maximum VFN Principal Balances and the related Note Maximum Principal Balances of the Notes shall not constitute an issuance of “new Notes” as described in Section 6.10 of the Indenture, and the conditions precedent of Section 6.10(b) with respect to the issuance of “new Notes” of the Indenture shall not be applicable.
Section 4.    Conditions to Effectiveness of this Amendment.
This Amendment shall become effective on the date (the “Effective Date”) upon the latest to occur of the following:
(a)    the execution and delivery of this Amendment by all parties hereto;
(b)    prior notice to the Note Rating Agency;
(c)    the delivery of an Issuer Tax Opinion; and
(d)    the delivery of an Opinion of Counsel to the effect that the execution of this Amendment is authorized by the Indenture and all conditions precedent have been satisfied.

Section 5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Indenture Supplement and the Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall become effective on the Effective Date and shall not be effective for any period prior to the Effective Date. After this Amendment becomes effective, all references in the Indenture Supplement or the Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture Supplement and Indenture shall be deemed to be references to the Indenture Supplement or the Indenture, as applicable, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture Supplement or the Indenture other than as set forth herein. This Amendment shall constitute an Act of each of the Noteholders of the Series 2013-VF1 Notes.

Section 6.    Representations and Warranties. Each of Barclays, GIFS and CSCIB hereby represents and warrants that as of the date hereof (i) that Barclays, GIFS and CSCIB are collectively the sole Noteholders of each of the Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes, (ii) it is duly authorized to deliver this certification to the Indenture Trustee, (iii) such power has not been granted or assigned to any other Person, and (iv) the Indenture Trustee may conclusively rely upon this certification.

Section 7.    Entire Agreement. The Indenture and the Indenture Supplement, as amended by this Amendment, constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 8.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 9.    Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Indenture or any provision hereof or thereof.

Section 10.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.    Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in each capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture and the Indenture Supplement relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.

Section 12.    Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment.

Section 13.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONSTAR AGENCY ADVANCE FUNDING TRUST, as Issuer
By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
By: /s/ Melinda Morales Romay______
Name: Melinda Morales Romay
Title: Banking Officer

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

THE BANK OF NEW YORK MELLON, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Michael D. Commisso
Name: Michael D. Commisso
Title: Vice President

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

NATIONSTAR MORTGAGE LLC, as Administrator and as Servicer
By: /s/ Amar Patel_____________
Name: Amar Patel
Title: Executive Vice President

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

BARCLAYS BANK PLC, as Administrative Agent
By:_/s/ Joseph O’Doherty_______
Name: Joseph O’Doherty
Title: Managing Director

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent
By:_/s/ Oliver Nisenson_____________
Name: Oliver Nisenson
Title: Director

By:_/s/ Robbin W. Conner____________
Name: Robbin W. Conner
Title: Director

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

ACKNOWLEDGED, AGREED AND CONSENTED TO BY:

BARCLAYS BANK PLC,

as Noteholder of the Nationstar Agency Advance Funding Trust, Advance Receivables Backed Notes, Series 2013-VF1 Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes

By:    /s/ Joseph O’Doherty

Name:    Joseph O’Doherty

Title:    Managing Director

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

GIFS CAPITAL COMPANY, LLC,

as Noteholder of the Nationstar Agency Advance Funding Trust, Advance Receivables Backed Notes, Series 2013-VF1 Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes

By:     /s/ Thomas J. Irvin

Name:    Thomas J. Irvin

Title:    Manager

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder of the Nationstar Agency Advance Funding Trust, Advance Receivables Backed Notes, Series 2013-VF1 Class A-VF1 Variable Funding Notes, the Class B-VF1 Variable Funding Notes, the Class C-VF1 Variable Funding Notes and the Class D-VF1 Variable Funding Notes

By:    /s/ Oliver Nisenson

Name:    Oliver Nisenson

Title:    Authorized Signatory

By:     /s/ Robbin Conner

Name:    Robbin Conner

Title:    Authorized Signatory

Exhibit A

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

Class	Note #	Noteholder	Related Administrative Agent	Note Maximum Principal Balance
A-VF1	6	Credit Suisse AG, New York Branch, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as Committed Purchaser, and GIFS Capital Company, LLC, as Conduit Purchaser	Credit Suisse AG, New York Branch	$353,945,333
	5	BARCLAYS BANK PLC	Barclays Bank PLC	$707,890,666
B-VF1	6	Credit Suisse AG, New York Branch, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as Committed Purchaser, and GIFS Capital Company, LLC, as Conduit Purchaser	Credit Suisse AG, New York Branch	$21,837,333
	5	BARCLAYS BANK PLC	Barclays Bank PLC	$43,674,667
C-VF1	6	Credit Suisse AG, New York Branch, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as Committed Purchaser, and GIFS Capital Company, LLC, as Conduit Purchaser	Credit Suisse AG, New York Branch	$11,891,334
	5	BARCLAYS BANK PLC	Barclays Bank PLC	$23,782,667
D-VF1	6	Credit Suisse AG, New York Branch, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as Committed Purchaser, and GIFS Capital Company, LLC, as Conduit Purchaser	Credit Suisse AG, New York Branch	$12,326,000

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]

5	BARCLAYS BANK PLC	Barclays Bank PLC	$24,652,000

[Amendment No. 5 to the Series 2013-
VF1 Indenture Supplement]